Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 US.C. Section, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Tracy L. Morris, Chief Financial Officer of Capital Southwest Corporation, certify that, to my knowledge:

1. The Form 10-K, filed with the Securities and Exchange Commission on May 28, 2010 (“accompanied report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanied report fairly presents, in all material respects, the consolidated financial condition and results of operations of Capital Southwest Corporation.

Date: May 28, 2010	/s/ Tracy L. Morris
Tracy L. Morris, Chief Financial Officer